UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 2020

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (702) 997-5968

_________________Not Applicable___________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

In response to the impacts of COVID-19 on the business of Live Ventures Incorporated (the “Company”), the Company hereby provides the following business update.

Vintage Stock

As of the date of this Current Report on Form 8-K (this “Form 8-K”), Vintage Stock, Inc. (“Vintage Stock”), a subsidiary of the Company, has closed all 62 stores and laid off most of its employees.  Vintage Stock has informed its landlords that it will not pay rent for April 2020 and plans to evaluate whether it will pay rent for future months based on how events surrounding the COVID-19 virus evolve, including government actions, declarations, and other orders, and any other government actions to financially assist retailers and landlords such as Vintage Stock.  Vintage Stock continues to operate and serve its customers online at www.vintagestock.com.

Marquis Industries

As of the date of this Form 8-K, the business of Marquis Industries, Inc. and its affiliated entities (collectively, “Marquis”), a subsidiary of the Company, is continuing to operate on a scaled down basis to meet continuing demand and service its customers.  Sales, administration, warehouse, distribution, and some manufacturing facilities remain open with temporarily reduced staffing.  Marquis has agreed to file for unemployment benefits for employees who are temporarily furloughed during this time.

On April 6, 2020, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain disclosures which contain “forward-looking statements” within the meaning of the U.S. federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “subject to,” “expect” or similar expressions that concern the Company’s strategy, plans or intentions, including statements as to whether Vintage Stock will pay rent in moths after April 2020.  Forward-looking statements are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from the Company’s expectations are set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as revised or supplemented by its subsequent quarterly reports on Form 10-Q or its subsequent current reports on Form 8-K, as well as any amendments thereto.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By: /s/ Jon Isaac
Name: Jon Isaac
Title: President and Chief Executive Officer

Dated: April 6, 2020